UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007

THE TOPPS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-15817 (Commission File Number)	11-2849283 (IRS Employer Identification No.)

One Whitehall Street, New York, NY (Address of principal executive offices)	10004-2109 (Zip Code)

212-376-0300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2007, The Topps Company, Inc. (the “Company”), certain affiliates of the Company, JPMorgan Chase Bank, as administrative agent and on behalf of various other lending parties thereto, entered into the First Amendment (the “Amendment”) to the Company’s Credit Agreement dated as of September 14, 2004 (the “Credit Agreement”).

The Amendment is effective as of August 10, 2007. Subject to the terms of the Amendment, the maturity of the Credit Agreement, and the availability of credit thereunder, has been extended to January 13, 2008. A copy of the Amendment will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending September 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2007

THE TOPPS COMPANY, INC.
By:	/s/ Scott Silverstein
	Name:	Scott Silverstein
	Title:	President and Chief Operating Officer